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                                                                   Exhibit 10.3

                    MODIFICATION OF SECURED PROMISSORY NOTE


WHEREAS this agreement is in reference to a loan which is evidenced by an instrument entitled Secured Promissory Note, (NOTE), dated October 29, 1999 executed by LEE PHARMACEUTICALS for the original principal sum of Four Hundred Thousand and 00/100 Dollars ($400,000.00) and payable to the order of FINOVA CAPITAL CORPORATION.

Principal balance outstanding on this Note as of this date is THREE HUNDRED NINETY NINE THOUSAND FOUR HUNDRED AND 00/100 DOLLARS ($399,400.00).

NOW THEREFORE, it is agreed by the undersigned parties that the Note shall be amended in the following respect:


Maturity date of the Note shall be extended to May 21, 2002.


Except as noted above, all the terms, conditions and provisions of said Note shall remain unchanged and in full force and effect.

Date:   May 19, 2000                     Loan Number: LEE09
     ----------------                                -------

FINOVA CAPITAL CORPORATION               LEE PHARMACEUTICALS
a Delaware corporation                   a California corporation
--------------------------               ------------------------


BY:      FARHAD MOTIA                    BY:    RONALD G. LEE
    ----------------------------             ------------------------
    Farhad Motia, Vice President             Ronald G. Lee, President